Exhibit 10.i(i)

                        AMENDMENT NO. 1
                 dated as of February 4, 1997
                              to
                   Fingerhut Companies, Inc.
        1995 Long-Term Incentive and Stock Option Plan

     The following amendments to the Fingerhut Companies, Inc.
1995 Long-Term Incentive and Stock Option Plan (the "1995
Plan") were adopted by the Board of Directors of Fingerhut
Companies, Inc., on February 4, 1997:

     1. Effective as of the date hereof, Section 14 of the 1995 Plan is hereby amended to read in its entirety as follows:

          "14. Limits on Transferability.

               Except as otherwise determined by the
          Committee or in an option or award agreement, no option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution and during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee."

     2.   Effective upon and subject to shareholder approval,
Section 2 of the 1995 Plan is amended by replacing the number
"2,500,000" therein with the number "4,500,000."


                              _____________________
                              Michael P. Sherman
                              Senior Vice President,
                              New Business Development,
                              General Counsel and Secretary